BLACKROCK FUNDSSM

BlackRock Global Long/Short Credit Fund

(the “Fund”)

Supplement dated August 2, 2017 to the

Statement of Additional Information (“SAI”) of the Fund, dated November 28, 2016

On July 24, 2017, Michael Phelps announced his plans to step down as the Head of European Fundamental Credit and to leave BlackRock, Inc. on December 31, 2017. Effective January 1, 2018, Michael Phelps will no longer serve as a portfolio manager of the Fund. In addition, effective July 25, 2017, Jose Aguilar, Stephen Gough and Carly Wilson will be added as portfolio managers of the Fund.

Effective July 25, 2017 the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Michael Phelps, Joshua Tarnow, Jose Aguilar, Stephen Gough and Carly Wilson are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2016.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Phelps	11	19	9	0	0	2
	$22.43 Billion	$10.04 Billion	$2.61 Billion	$0	$0	$575.9 Million
Joshua Tarnow	6	6	5	0	0	1
	$4.63 Billion	$487.6 Million	$596.8 Million	$0	$0	$225.5 Million
Jose Aguilar*	5	8	0	0	0	0
	$422.0 Million	$3.12 Billion	$0	$0	$0	$0
Stephen Gough*	14	9	6	0	0	1
	$62.93 Billion	$16.01 Billion	$1.88 Billion	$0	$0	$507.3 Million
Carly Wilson*	5	3	0	0	0	0
	$3.98 Billion	$546.2 Million	$0	$0	$0	$0
*	Information provided for Messrs. Aguilar and Gough and Ms. Wilson is as of June 30, 2017.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is amended to add the following:

Information for Messrs. Aguilar and Gough and Ms. Wilson is as of June 30, 2017.

The sub-section entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

The last sentence of the first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview — Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Mr. Tarnow and Ms. Wilson are eligible to participate in these plans.

The last sentence of the second paragraph of the sub-section entitled “Portfolio Manager Compensation Overview — Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Messrs. Phelps, Aguilar and Gough are eligible to participate in these plans.

The sub-section entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of July 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Michael Phelps	Over $1 Million
Joshua Tarnow	Over $1 Million
Jose Aguilar*	$50,001-$100,000
Stephen Gough*	$50,001-$100,000
Carly Wilson*	$50,001-$100,000
*	Information provided for Messrs. Aguilar and Gough and Ms. Wilson is as of June 30, 2017.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Phelps, Tarnow, Aguilar and Gough and Ms. Wilson may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Phelps, Tarnow, Aguilar and Gough and Ms. Wilson may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

*  *  *

Shareholders should retain this Supplement for future reference.

SAI-GLSC-0817SUP